UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Legg Mason Partners Variable Portfolios I, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: June 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

JUNE 30, 2006

Legg Mason Partners

Variable All Cap Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Variable All Cap Portfolio

Semi-Annual Report • June 30, 2006

What’s

Inside

Fund Objective

The Fund seeks capital appreciation through investments in securities which the manager believes have above-average capital appreciation potential.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

Dear Shareholder,

The U.S. economy appeared to be on solid footing during the six-month reporting period. After gross domestic product (“GDP”)i rose 1.7% in the fourth quarter of 2005—the first quarter in which GDP growth did not surpass 3.0% in nearly three years—the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its best showing since the third quarter of 2003. Both strong consumer and business spending prompted the economic turnaround. In the second quarter of 2006 GDP growth was a more modest 2.5%, according to the Commerce Department’s initial reading for the period. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the period. Since it began its tightening campaign in June 2004, the Fed has increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. Coinciding with its latest rate hike in June 2006, the Fed said: “The extent and timing of any additional firming…will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the six-month period ended June 30, 2006, the U.S. stock market produced positive returns, with the S&P 500 Indexiv returning 2.71%. While the economy expanded and corporate profits remained strong, the headwinds from steadily rising interest rates, inflationary pressures and the potential for additional Fed rate hikes tempered returns.

Legg Mason Partners Variable All Cap Portfolio          I

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 8.21%, 4.84% and 2.76%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 6.90% and -0.32%, respectively, over the reporting period.

Performance Update1

For the six months ended June 30, 2006, Class I shares of the Legg Mason Partners Variable All Cap Portfolio returned 4.82%. These shares outperformed the Lipper Variable Multi-Cap Core Funds Category Average,2 which increased 3.18%. The Fund’s unmanaged benchmark, the Russell 3000 Indexx, returned 3.23% for the same period.

Performance Snapshot as of June 30, 2006 (unaudited)

6 months

Variable All Cap Portfolio[1] — Class I Shares	4.82%

Russell 3000 Index	3.23%

Lipper Variable Multi-Cap Core Funds Category Average	3.18%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions, including returns of capital, if any at net asset value and the deduction of all Fund expenses. Class II shares returned 4.71% for the six months ended June 30, 2006.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 189 funds in the Fund’s Lipper category.
[1]	The Fund is an underlying investment option of various variable annuity and variable life insurance products. The Fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity or variable life insurance contracts, such as administrative fees, account charges, and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is no guarantee of future results.

[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended June 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 189 funds in the Fund’s Lipper category.

II         Legg Mason Partners Variable All Cap Portfolio

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Variable Fundamental Value Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. Proxy materials describing the reorganization, and other initiatives requiring shareholder approval, are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, Fund actions are generally expected to be implemented during 2007.

The Fund was formerly known as Salomon Brothers Variable All Cap Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining,

Legg Mason Partners Variable All Cap Portfolio          III

among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your continued confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

July 28, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in small- and medium-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

IV         Legg Mason Partners Variable All Cap Portfolio

Fund at a Glance (unaudited)

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2006 and held for the six months ended June 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	4.82%	$1,000.00	$1,048.20	0.81%	$4.11

Class II	4.71	1,000.00	1,047.10	1.09	5.53

(1)	For the six months ended June 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.78	0.81%	$4.06

Class II	5.00	1,000.00	1,019.39	1.09	5.46

(1)	For the six months ended June 30, 2006.
(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         3

Schedule of Investments (June 30, 2006) (unaudited)

LEGG MASON PARTNERS VARIABLE ALL CAP PORTFOLIO

Shares	Security	Value

COMMON STOCKS — 98.4%
CONSUMER DISCRETIONARY — 13.4%
Auto Components — 0.8%
108,800	Lear Corp.*	$2,416,447

Leisure Equipment & Products — 0.6%
99,800	Hasbro Inc.	1,807,378

Media — 10.2%
466,200	Interpublic Group of Cos. Inc.*	3,892,770
283,400	News Corp., Class A Shares	5,435,612
179,100	News Corp., Class B Shares	3,614,238
472,500	Pearson PLC	6,433,581
314,800	Time Warner Inc.	5,446,040
226,500	Walt Disney Co.	6,795,000

	Total Media	31,617,241

Specialty Retail — 1.8%
162,900	Home Depot Inc.	5,830,191

	TOTAL CONSUMER DISCRETIONARY	41,671,257

CONSUMER STAPLES — 7.2%
Beverages — 0.6%
27,700	Molson Coors Brewing Co., Class B Shares	1,880,276

Food & Staples Retailing — 3.3%
10,971	FHC Delaware Inc. (a)(b)*	52,112
188,500	Safeway Inc.	4,901,000
105,500	Wal-Mart Stores Inc.	5,081,935

	Total Food & Staples Retailing	10,035,047

Food Products — 2.9%
107,800	Kraft Foods Inc., Class A Shares	3,331,020
99,270	Unilever PLC	2,231,669
154,080	Unilever PLC, Sponsored ADR	3,472,964

	Total Food Products	9,035,653

Household Products — 0.4%
19,800	Kimberly-Clark Corp.	1,221,660

	TOTAL CONSUMER STAPLES	22,172,636

ENERGY — 10.0%
Energy Equipment & Services — 4.1%
40,200	Baker Hughes Inc.	3,290,370
40,700	GlobalSantaFe Corp.	2,350,425
58,500	Halliburton Co.	4,341,285
43,000	Schlumberger Ltd.	2,799,730

	Total Energy Equipment & Services	12,781,810

See Notes to Financial Statements.

4         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 5.9%
63,600	Anadarko Petroleum Corp.	$3,033,084
9,700	BP PLC, Sponsored ADR	675,217
42,800	Chevron Corp.	2,656,168
27,000	ConocoPhillips	1,769,310
44,600	Exxon Mobil Corp.	2,736,210
74,100	Murphy Oil Corp.	4,139,226
140,200	Williams Cos. Inc.	3,275,072

	Total Oil, Gas & Consumable Fuels	18,284,287

	TOTAL ENERGY	31,066,097

FINANCIALS — 20.0%
Capital Markets — 3.8%
10,400	Franklin Resources Inc.	902,824
6,500	Goldman Sachs Group Inc.	977,795
93,300	Merrill Lynch & Co. Inc.	6,489,948
56,900	State Street Corp.	3,305,321

	Total Capital Markets	11,675,888

Commercial Banks — 2.0%
442	Mitsubishi UFJ Financial Group Inc.	6,176,150

Consumer Finance — 1.4%
84,900	American Express Co.	4,518,378

Diversified Financial Services — 4.8%
141,264	Bank of America Corp.	6,794,798
193,756	JPMorgan Chase & Co.	8,137,752

	Total Diversified Financial Services	14,932,550

Insurance — 4.5%
62,700	American International Group Inc.	3,702,435
108,200	Chubb Corp.	5,399,180
143,200	CNA Surety Corp.*	2,474,496
28,000	Hartford Financial Services Group Inc.	2,368,800

	Total Insurance	13,944,911

Thrifts & Mortgage Finance — 3.5%
55,200	MGIC Investment Corp.	3,588,000
163,000	PMI Group Inc.	7,266,540

	Total Thrifts & Mortgage Finance	10,854,540

	TOTAL FINANCIALS	62,102,417

HEALTH CARE — 14.3%
Biotechnology — 0.6%
28,500	Amgen Inc.*	1,859,055

See Notes to Financial Statements.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         5

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Health Care Equipment & Supplies — 0.0%
3,300	Medtronic Inc.	$154,836

Life Sciences Tools & Services — 0.7%
138,914	Enzo Biochem Inc.*	2,094,823

Pharmaceuticals — 13.0%
150,400	Abbott Laboratories	6,558,944
57,300	Eli Lilly & Co.	3,166,971
89,200	GlaxoSmithKline PLC, Sponsored ADR	4,977,360
101,700	Johnson & Johnson	6,093,864
134,500	Novartis AG, Sponsored ADR	7,252,240
251,800	Pfizer Inc.	5,909,746
141,000	Wyeth	6,261,810

	Total Pharmaceuticals	40,220,935

	TOTAL HEALTH CARE	44,329,649

INDUSTRIALS — 9.5%
Aerospace & Defense — 5.3%
45,100	Boeing Co.	3,694,141
163,500	Honeywell International Inc.	6,589,050
140,600	Raytheon Co.	6,266,542

	Total Aerospace & Defense	16,549,733

Airlines — 1.6%
301,700	Southwest Airlines Co.	4,938,829

Machinery — 2.6%
81,400	Caterpillar Inc.	6,062,672
22,400	Deere & Co.	1,870,176

	Total Machinery	7,932,848

	TOTAL INDUSTRIALS	29,421,410

INFORMATION TECHNOLOGY — 15.8%
Communications Equipment — 4.6%
355,700	Cisco Systems Inc.*	6,946,821
183,200	Motorola Inc.	3,691,480
181,500	Nokia Oyj, Sponsored ADR	3,677,190

	Total Communications Equipment	14,315,491

Computers & Peripherals — 1.5%
49,500	International Business Machines Corp.	3,802,590
16,000	Lexmark International Inc., Class A Shares*	893,280

	Total Computers & Peripherals	4,695,870

Electronic Equipment & Instruments — 1.2%
110,500	Agilent Technologies Inc.*	3,487,380
20,900	International DisplayWorks Inc.*	108,680

	Total Electronic Equipment & Instruments	3,596,060

See Notes to Financial Statements.

6         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Shares	Security	Value

Internet Software & Services — 1.0%
69,300	eBay Inc.*	$2,029,797
35,300	VeriSign Inc.*	817,901
9,600	Yahoo! Inc.*	316,800

	Total Internet Software & Services	3,164,498

Semiconductors & Semiconductor Equipment — 5.7%
210,500	Applied Materials Inc.	3,426,940
42,700	Intel Corp.	809,165
94,600	Novellus Systems Inc.*	2,336,620
12,300	Samsung Electronics Co., Ltd., GDR (c)	3,865,275
434,768	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	3,991,171
106,300	Texas Instruments Inc.	3,219,827

	Total Semiconductors & Semiconductor Equipment	17,648,998

Software — 1.8%
239,300	Microsoft Corp.	5,575,690
62,100	Wave Systems Corp., Class A*	41,607

	Total Software	5,617,297

	TOTAL INFORMATION TECHNOLOGY	49,038,214

MATERIALS — 6.3%
Chemicals — 2.8%
90,600	Dow Chemical Co.	3,536,118
125,600	E.I. du Pont de Nemours & Co.	5,224,960

	Total Chemicals	8,761,078

Metals & Mining — 2.2%
137,800	Alcoa Inc.	4,459,208
44,100	RTI International Metals Inc.*	2,462,544
94,700	WGI Heavy Minerals Inc.*	76,439

	Total Metals & Mining	6,998,191

Paper & Forest Products — 1.3%
63,100	Weyerhaeuser Co.	3,927,975

	TOTAL MATERIALS	19,687,244

TELECOMMUNICATION SERVICES — 1.9%
Wireless Telecommunication Services — 1.9%
14,300	Sprint Nextel Corp.	285,858
269,200	Vodafone Group PLC, Sponsored ADR	5,733,960

	TOTAL TELECOMMUNICATION SERVICES	6,019,818

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $249,506,471)	305,508,742

See Notes to Financial Statements.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         7

Schedule of Investments (June 30, 2006) (unaudited) (continued)

Face Amount	Security	Value

SHORT-TERM INVESTMENT — 1.6%
Repurchase Agreement — 1.6%
$4,940,000	Interest in $457,185,000 joint tri-party repurchase agreement dated 6/30/06 with Merrill Lynch, Pierce Fenner & Smith Inc., 5.200% due 7/3/06; Proceeds at maturity — $4,942,141; (Fully collateralized by U.S. Treasury Note, 4.125% due 8/15/08; Market value — $5,038,806) (Cost — $4,940,000)	$4,940,000

	TOTAL INVESTMENTS — 100.0% (Cost — $254,446,471#)	310,448,742
	Liabilities in Excess of Other Assets — 0.0%	(140,589)

	TOTAL NET ASSETS — 100.0%	$310,308,153

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	Illiquid security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

8         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Statement of Assets and Liabilities (June 30, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $254,446,471)	$310,448,742
Foreign currency, at value (Cost — $69,218)	69,616
Cash	43
Dividends and interest receivable	533,768
Receivable for Fund shares sold	54,267

Total Assets	311,106,436

LIABILITIES:
Payable for Fund shares repurchased	545,314
Investment management fee payable	188,805
Distribution fees payable	4,117
Directors’ fees payable	382
Accrued expenses	59,665

Total Liabilities	798,283

Total Net Assets	$310,308,153

NET ASSETS:
Par value (Note 7)	$17,118
Paid-in capital in excess of par value	248,285,988
Undistributed net investment income	1,804,129
Accumulated net realized gain on investments and foreign currency transactions	4,198,355
Net unrealized appreciation on investments and foreign currencies	56,002,563

Total Net Assets	$310,308,153

Shares Outstanding:
Class I	15,902,538

Class II	1,215,884

Net Asset Value:
Class I	$18.13

Class II	$18.13

See Notes to Financial Statements.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         9

Statement of Operations (For the six months ended June 30, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$2,907,464
Interest	279,350
Less: Foreign taxes withheld	(69,917)

Total Investment Income	3,116,897

EXPENSES:
Investment management fee (Note 2)	1,184,683
Shareholder reports (Note 5)	38,972
Legal fees	29,810
Distribution fees (Note 5)	24,881
Audit and tax	13,243
Custody fees	6,839
Directors’ fees	6,050
Insurance	4,224
Registration fees	370
Transfer agent fees (Note 5)	189
Miscellaneous expenses	10,461

Total Expenses	1,319,722
Less: Fee waivers and/or expense reimbursements (Note 2)	(6,959)

Net Expenses	1,312,763

Net Investment Income	1,804,134

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	4,223,448
Foreign currency transactions	(4,373)

Net Realized Gain	4,219,075

Change in Net Unrealized Appreciation/Depreciation From:
Investments	8,956,865
Foreign currencies	(106)

Change in Net Unrealized Appreciation/Depreciation	8,956,759

Net Gain on Investments and Foreign Currency Transactions	13,175,834

Increase in Net Assets From Operations	$14,979,968

See Notes to Financial Statements.

10         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended June 30, 2006 (unaudited) and the year ended December 31, 2005

	2006	2005
OPERATIONS:
Net investment income	$1,804,134	$2,743,328
Net realized gain	4,219,075	13,258,075
Change in net unrealized appreciation/depreciation	8,956,759	(3,747,423)

Increase in Net Assets From Operations	14,979,968	12,253,980

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(117,426)	(2,639,431)
Net realized gains	(801,330)	(221,225)

Decrease in Net Assets From Distributions to Shareholders	(918,756)	(2,860,656)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	9,697,744	17,103,486
Reinvestment of distributions	918,756	2,860,656
Cost of shares repurchased	(27,677,891)	(63,209,825)

Decrease in Net Assets From Fund Share Transactions	(17,061,391)	(43,245,683)

Decrease in Net Assets	(3,000,179)	(33,852,359)
NET ASSETS:
Beginning of period	313,308,332	347,160,691

End of period*	$310,308,153	$313,308,332

* Includes undistributed net investment income of:	$1,804,129	$117,421

See Notes to Financial Statements.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         11

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class I Shares	2006(1)(2)		2005(1)	2004(1)	2003	2002	2001
Net Asset Value, Beginning of Period	$17.35		$16.83	$15.62	$11.26	$15.10	$15.10

Income (Loss) From Operations:
Net investment income	0.10		0.14	0.08	0.04	0.06	0.10
Net realized and unrealized gain (loss)	0.74		0.54	1.22	4.35	(3.84)	0.20

Total Income (Loss) From Operations	0.84		0.68	1.30	4.39	(3.78)	0.30

Less Distributions From:
Net investment income	(0.01)		(0.15)	(0.09)	(0.03)	(0.06)	(0.10)
Net realized gains	(0.05)		(0.01)	—	—	—	(0.20)

Total Distributions	(0.06)		(0.16)	(0.09)	(0.03)	(0.06)	(0.30)

Net Asset Value, End of Period	$18.13		$17.35	$16.83	$15.62	$11.26	$15.10

Total Return(3)	4.82%		4.05%	8.31%	39.03%	(25.06)%	1.91%

Net Assets, End of Period (000s)	$288,267		$295,109	$331,473	$276,771	$175,775	$180,794

Ratios to Average Net Assets:
Gross expenses	0.82	%(4)	0.82%	0.89%	0.98%	0.97%	1.02%
Net expenses(5)	0.81	(4)(6)	0.82	0.89	0.98	0.97	1.00 (6)
Net investment income	1.16	(4)	0.85	0.53	0.32	0.50	1.02

Portfolio Turnover Rate	13%		30%	29%	21%	128%	72%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(6)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

12         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class II Shares	2006(1)(2)		2005(1)	2004(1)	2003(3)
Net Asset Value, Beginning of Period	$17.36		$16.85	$15.62	$13.20

Income (Loss) From Operations:
Net investment income	0.08		0.10	0.05	0.00	(4)
Net realized and unrealized gain	0.74		0.53	1.21	2.42

Total Income From Operations	0.82		0.63	1.26	2.42

Less Distributions From:
Net investment income	—		(0.11)	(0.03)	—
Net realized gains	(0.05)		(0.01)	—	—

Total Distributions	(0.05)		(0.12)	(0.03)	—

Net Asset Value, End of Period	$18.13		$17.36	$16.85	$15.62

Total Return(5)	4.71%		3.72%	8.07%	18.33%

Net Assets, End of Period (000s)	$22,041		$18,199	$15,688	$7,225

Ratios to Average Net Assets:
Gross expense	1.09	%(6)	1.07%	1.19%	1.24	%(6)
Net expenses(7)	1.09	%(6)(8)	1.07%	1.19%	1.24	%(6)
Net investment income	0.90	(6)	0.61	0.28	0.06	(6)

Portfolio Turnover Rate	13%		30%	29%	21%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2006 (unaudited).
(3)	For the period June 9, 2003 (Inception date) to December 31, 2003
(4)	Amount represents less than $0.01 per share.
(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns for periods of less than one year are not annualized.
(6)	Annualized.
(7)	As a result of an expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         13

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Legg Mason Partners Variable All Cap Portfolio (formerly known as Salomon Brothers Variable All Cap Fund) (the “Fund”) is a separate non-diversified investment fund of Legg Mason Partners Variable Portfolios I, Inc. (formerly known as Salomon Brothers Variable Series Funds Inc) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

14         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

For the period of this report, Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.750%
Next $0.5 billion	0.700
Next $0.5 billion	0.650
Next $1.0 billion	0.600
Over $3.5 billion	0.500

During the six months ended June 30, 2006, SBAM waived a portion of its fee in the amount of $6,959.

Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serve as co-distributors of the Fund.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended June 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$40,857,482

Sales	42,298,000

At June 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$62,587,540
Gross unrealized depreciation	(6,585,269)

Net unrealized appreciation	$56,002,271

16         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

4.	Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a syndicate of banks which allows the funds collectively to borrow up to $250 million. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended June 30, 2006, the commitment fee allocated to the Fund was $9,283. Since the line of credit was established, there have been no borrowings.

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a distribution fee with respect to its Class II shares calculated at the annual rate of 0.25% of the average daily net assets of the class.

For the six months ended June 30, 2006, class specific expenses were as follows:.

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class I	—	$150	$34,680
Class II	$24,881	39	4,292

Total	$24,881	$189	$38,972

6.	Distributions to Shareholders by Class

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
Net Investment Income
Class I	$117,426	$2,530,215
Class II	—	109,216

Total	$117,426	$2,639,431

Net Realized Gains
Class I	$748,769	$208,403
Class II	52,561	12,822

Total	$801,330	$221,225

7.	Capital Shares

At June 30, 2006, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2006		Year Ended December 31, 2005
	Shares	Amount	Shares	Amount
Class I
Shares sold	282,938	$5,226,676	770,703	$12,805,296
Shares issued on reinvestment	49,076	866,195	156,862	2,738,618
Shares repurchased	(1,442,325)	(26,185,444)	(3,606,475)	(60,755,291)

Net Decrease	(1,110,311)	$(20,092,573)	(2,678,910)	$(45,211,377)

Class II
Shares sold	246,040	$4,471,068	256,762	$4,298,190
Shares issued on reinvestment	2,978	52,561	6,986	122,038
Shares repurchased	(81,282)	(1,492,447)	(146,733)	(2,454,534)

Net Increase	167,736	$3,031,182	117,015	$1,965,694

8.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

18         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore has not received and will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, SBAM believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Subsequent Events

The Fund’s Board has approved the appointment of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) as the Fund’s investment manager effective August 1, 2006. The Fund’s Board has also approved the appointment of CAM North America, LLC (“CAM N.A.”) as the Fund’s subadviser effective August 1, 2006. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and CAM N.A. are wholly-owned subsidiaries of Legg Mason.

LMPFA will provide administrative and certain oversight services to the Fund. LMPFA will delegate to the subadviser the day-to-day portfolio management of the Fund, except, in certain cases for the management of cash and short-term instruments. The Fund’s investment management fee will remain unchanged. For its services, LMPFA will pay CAM N.A. 70% of the net management fee that it receives from the Fund.

The Fund’s Board has also approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by the Legg Mason Partners Variable Fundamental Value Portfolio (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders.

Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders would recognize no gain or loss for Federal income tax purposes. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders.

Proxy materials describing the reorganization are expected to be sent to Fund shareholders later in 2006. If Fund shareholders approve the reorganization, it is expected to occur during 2007.

The Fund’s Board has also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during 2007.

20         Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

11.	Recent Accounting Pronouncement

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (FIN 48 or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109 by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be January 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

Legg Mason Partners Variable All Cap Portfolio 2006 Semi-Annual Report         21

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 26, 2006, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and CAM North America, LLC (“CAM N.A.”) (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Salomon Brothers Asset Management Inc and were entered into in connection with an internal reorganization of the Manager’s and the prior manager’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board Members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board Members noted that the portfolio management team was expected to be the same as then managing the Fund.

The Board Members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board Members’ evaluation of the services expected to be provided by the Manager and the Subadviser[s] took into account the Board Members’ knowledge and familiarity gained as Fund Board Members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board Members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board Members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board Members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board Members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board Members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in

22         Legg Mason Partners Variable All Cap Portfolio

Board Approval of Management and Subadvisory of Agreements (unaudited) (continued)

the Performance Universe. The Board Members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board Members’ review, which included careful consideration of the factors noted above, the Board Members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board Members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board Members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board Members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board Members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board Members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board Members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board Members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board Members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board Members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board Members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board Members further

Legg Mason Partners Variable All Cap Portfolio         23

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board Members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

24         Legg Mason Partners Variable All Cap Portfolio

Legg Mason Partners

Variable All Cap Portfolio

DIRECTORS Carol L. Colman Daniel P. Cronin Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Dr. Riordan Roett Jeswald W. Salacuse

INVESTMENT MANAGER

Legg Mason Partners

    Fund Advisor, LLC

SUBADVISER

CAM North America, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Variable All Cap Portfolio and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other information about the Fund. Please read the prospectus carefully before investing.

©2006 Legg Mason

Investor Services, LLC

Member NASD, SIPC

SR06-110

Legg Mason Partners

Variable All Cap Portfolio

The Fund is a separate investment fund of the Legg Mason Partners Variable Portfolios I, Inc., a Maryland corporation.

LEGG MASON PARTNERS VARIABLE PORTFOLIOS I, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Salomon Brothers Variable Series Funds — Salomon Brothers Variable All Cap Fund name.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Variable Portfolios I, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: September 8, 2006

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Legg Mason Partners Variable Portfolios I, Inc.

Date: September 8, 2006